Exhibit 99.2

Greater Bay Bancorp Investor Presentation October 2005 1

Greater Bay Bancorp
Greater Bay Bancorp
Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward looking statements relate to the Company’ s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’ s results of operations and the quality of the Company’s earning assets; (2) government regulation, including ABD’ s receipt of requests for information from state insurance commissioners and a subpoena from the New York
Attorney General related to the ongoing insurance industry-wide investigations into contingent commissions and override payments; and (3) the other risks set forth in the
Company‘ s reports filed with the Securities and Exchange Commission, including its Annual
Report on Form 10-K for the year ended December 31, 2004.  Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Profile
Company Profile
As of September 30, 2005
As of September 30, 2005
1.42% / 15.13% Q3 ROA / ROE
$1.22 billion
Market Capitalization (2)
$667 million Common Equity
50.4 million Common Shares Outstanding
$0.44 Q3 Diluted EPS
$25.6 million Q3 Net Income
$4.6 billion
Core Deposits (1)
$7.1 billion Total Assets
(1) Excludes brokered and wholesale institutional deposits
(2) As of October 24, 2005

Investment Rationale
Investment Rationale
Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay Area
regional market.
– Established track record as acquirer of choice.
– Proven record of organic growth and in-market
expansion.
Diversified provider of financial services in four distinct
business areas.
– Mitigates geographic concentration of banking
business and sector-specific earnings volatility.
– Reduces spread income dependence.

Investment Rationale
Investment Rationale
Strong financial fundamentals and sound credit metrics.
Experienced and proven executive management team.
Leading to long-term record of superior shareholder
return.

6 An Exceptional Regional Market An Exceptional Regional Market

7 Greater San Francisco Bay Area Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
Recognized global leadership in technological innovation,
advancement, and growth.
– Unmatched concentration of venture capital funding
and investment.
– Entrepreneurial spirit and results-oriented ethic.
Highest levels of worker productivity and per capita
income in the nation.
Highest level of workforce education in the nation.
Exceptionally strong international trade position.

“The Bay Area has proven fairly resilient in the economic
downturn.  Several fundamental strengths remain in tact
such as its highly skilled work force, global presence, and
multi-faceted economy…(and) the Bay Area retains its
core dynamism, and still has marked advantages over
other comparable regions in the country.”
McKinsey & Company/Bay Area Council
“Downturn and Recovery in Restoring Prosperity” Economic Profile
January 2004
A Regional Strategic Perspective
A Regional Strategic Perspective

10 Diversified Financial Services Diversified Financial Services Provider Provider

Diversified Financial Services Provider
Diversified Financial Services Provider
Loans of $3.1 billion
Core deposit of $4.6 billion
12 distinct community
bank branches
40 offices
Relationship based
Centralized operations,
international and cash
management support
Regional in scope
Regional
Community Banking
Assets of $1.4 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Specialty Finance
Annual premiums
approaching $2 billion
2004 annual revenues
of $130 million*
Offering P&C, D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Insurance Brokerage
Trust and private
banking
AUM in excess of $600
million
Regional in scope
Wealth Management
Greater Bay Bancorp
* Excludes Lucini/Parish which was acquired May, 2005.

12 Regional Community Banking Regional Community Banking

Regional Community Banking Business
Regional Community Banking Business
Operating 12 separate business dbas under single consolidated charter – 40 office locations throughout the Greater Bay Area.
Common data processing platform, credit policies and operating procedures – served and supported by single administrative staff.
Relationship focused:
– Loans: Commercial ($500m-5mm), CRE ($1-10mm), and
construction ($1-10mm) credit opportunities.
– Deposits: Full suite of business and personal products.
– Local people in local markets making local decisions based upon local knowledge.

14 Greater Bay Community Banking – Greater Bay Community Banking – 1996 1996

15 Greater Bay Community Banking - Greater Bay Community Banking - Today Today

Community Banking Group Profile
Community Banking Group Profile
Mid-Peninsula Bank
Peninsula Bank of
Commerce
Bay Area Bank
Peninsula/
San Mateo County
Cupertino National
Bank
San Jose National
Bank
Bank of Santa Clara
Santa Clara
County
Golden Gate Bank
Greater Bay Bank-
Marin
San Francisco/
Marin Counties
Bay Bank of
Commerce
Greater Bay Bank-
Fremont
Alameda
County
Mt. Diablo National
Bank
Greater Bay Bank-
Walnut Creek
Contra Costa
County
Coast Commercial
Bank
Greater Bay Bank-
Carmel
Santa Cruz/
Monterey Counties
Bank of Petaluma
Sonoma
County
Community
Banking
Group
Note:  Figures shown as of 09/30/05.
Total Loans:       $3.1 billion
Core Deposits:   $4.6 billion

17 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Core Deposit Balance
Core Deposit Balance
(1) (1)
$4.43
$4.56
$4.81
$4.75
$4.55
$4.58
$0
$2
$4
$6
2002 2003 2004 Q1 '05 Q2 '05 Q3 '05
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.

Core Deposit Composition
Core Deposit Composition
(1) (1)
–
–
9/30/05
9/30/05
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.
By Region By Type
Demand
23%
Savings &
NOW
28%
MMDAs
38%
Time
Deposits
>$100
8%
Other Time
Deposits
3%
San Mateo
26%
Santa Clara
41%
San
Francisco
5%
Marin
2%
4%
Contra Costa
11%
Santa Cruz &
Monterey
6%
Sonoma
5%
Core Deposits $4.58 Billion

20 Specialty Finance Specialty Finance

Specialty Finance Business
Specialty Finance Business
Collection of discrete businesses focused on acquisition and servicing/sale of value-based assets where execution,
efficiency, standardization, and productivity are essential to optimizing profitability.
Transaction rather than relationship-based.
– Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
Mandate to compete at high end of credit quality spectrum.
– No deviation from target borrower – very disciplined.
Intense focus on perpetual growth of credit risk knowledge and on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile
Specialty Finance Group Profile
Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Small-ticket leasing
National in scope
Greater Bay
Capital
Factoring and asset-
based lending
West Coast in scope
Greater Bay
Funding
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Start-up venture aimed
at brokering or retaining
high quality SFD REL
Regional in scope
Residential
Mortgage Lending
Specialty
Finance
Group
Note: Figures as of 09/30/05.
Total Assets:       $1.4 billion

$-
$1
$2
$3
$4
$5
$6
2001 2002 2003 2004 Q1 2005 Q2 2005 Q3 2005
CRE Construction and Land Commercial/Matsco/GBC All Others/SNC Residential Mortgage
Loan Portfolio Composition
Loan Portfolio Composition
*
*
Combined Community Banking and Specialty Finance
Combined Community Banking and Specialty Finance
($ in Billions)
* Gross of Deferred Fees & Discounts
$4.51             $4.81              $4.55             $4.49     $4.50           $4.73             $4.68
14%
39%
16%
31%
11%
41%
15%
33%
10%
42%
12%
36%
8%
44%
11%
36%
7%
45%
11%
34%
6%
8%
46%
11%
29%
6%
8%
46%
13%
27%
2% 3%

Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Composition –
Composition –
9/30/05
9/30/05
Office
34%
Retail
18%
Industrial
13%
Other
10%
Hotel/Motel
7%
R&D
4%
1-4SFR
4%
Warehouse
4%
Self Storage
3%
Multifamily
3%
Santa Clara
34%
San Mateo
13%
Alameda
12%
San
Francisco
8%
Santa Cruz
5%
Sonoma
6%
Other
7%
Monterey
2%
Marin
5%
Contra Costa
6%
Sacramento
1%
Solano
1%
By Type By County
Total - $1.5 Billion

Construction Loan Portfolio
Construction Loan Portfolio
Composition –
Composition –
9/30/05
9/30/05
By Type By County
1-4 SFR
49%
Multifamily
40%
Office
5%
Industrial
0%
Self Storage
1%
Retail
2%
Other
3%
Santa Clara
26%
San Mateo
16%
San
Francisco
13%
Contra Costa
13%
Alameda
7%
Santa Cruz
10%
Sonoma
2%
San
Bernadino
2%
Placer
0%
Other
5%
Sacramento
5%
Marin
1%
Total - $472 Million

CRE Loan Outstandings by Vintage –
CRE Loan Outstandings by Vintage –
Through 9/30/05
Through 9/30/05
$238
$202
$153
$214
$340
$243
$195
$157
$0
$100
$200
$300
$400
$500
Pre
1999
1999 2000 2001 2002 2003 2004 2005
($ in Millions)
Total Outstandings = $1.5 billion

$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
1999 2000 2001 2002 2003 2004 Q1'05 Q2'05
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Avg Rent Vacancy
Bay Area Office Market
Rental and Vacancy Trends
Source: BT Commercial

28 Commercial Insurance Brokerage Commercial Insurance Brokerage

Commercial Insurance Services Business
Commercial Insurance Services Business
Acquired ABD Insurance and Financial Services in March
2002 – a highly-respected provider of commercial
insurance brokerage and risk management services.
Largest brokerage firm headquartered on the West Coast
and 15
th
largest in the nation. (1)
– And 4
th
largest bank-owned firm in the country.
Diversified property and casualty (65%) and employee
benefit (35%) revenue streams.
Key strengths in technology, biotech, wine, construction,
and agribusiness industry sectors.
(1) Source: Business Insurance Magazine – July 18, 2005

Commercial Insurance Services Business
Commercial Insurance Services Business
Strategic focus on disciplined expansion (via organic
growth and acquisition) into key western regional markets.
– To leverage existing lines of business expertise – and
to develop enhanced “provider-of-choice” branding and
pricing positions.
– Highly successful expansion into Seattle is indicative of
both capabilities and expectations.
– Completed acquisition of highly regarded Lucini/Parish
firm in Nevada – May 1, 2005

Commercial Insurance Services Group
Commercial Insurance Services Group
Bay Area Sacramento
Additional Major
Western Regional
Markets
Los Angeles/
Southern CA Seattle Reno
ABD Insurance and
Financial Services
2004 Premium Volume: $1.9 billion
2004 Commission / Fee Revenue: $130 million

Increased Non-Interest Revenue
Increased Non-Interest Revenue
Contribution*
Contribution*
*  As a result of the ABD acquisition in March 2002, the Company’ s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million.
17.7%
13.3%
25.0%
11.4%
27.6%
11.7%
32.8%
10.4%
32.8%
12.6%
32.6%
11.9%
2002 2003 2004 Q1 '05 Q2 '05 Q3 '05
ABD
43.2%
45.3%
36.6%
31.2%
39.6%
44.5%

33 Sound Credit Metrics Sound Credit Metrics

Net Charge-Offs by Loan Type
Net Charge-Offs by Loan Type
$0
$10
$20
$30
$40
$50
$60
2002
$54.8 $17.5 $13.8 $13.5 $9.5 $0.5
2003
$31.6 $9.6 $10.3 $5.6 $5.2 $0.9
2004
$17.7 $6.6 $3.0 $3.0 $4.6 $0.5
Sept YTD 2005
$10.1 $3.2 $0.0 $1.7 $3.0 $2.2
Total Matsco SNC Other C&I
CRE &
Construction
Consumer
($ in millions)

0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
'3/01 '6/01 '9/01 '12/01 '3/02 '6/02 '9/02 '12/02 '3/03 '6/03 '9/03 '12/03 '3/04 '6/04 '9/04 '12/04 '3/05 '6/05 '9/05
GBBK Annualized Net Charge-Off Rate GBBK Allowance as % of Loans Peer Allowance as % of Loans
Allowance and Charge-Off Levels
Allowance and Charge-Off Levels

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
($5)
$5
$15
$25
$35
$45
$55
$65
$75
$85
$95
3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05
CRE Const./Land Commercial Corp. Finance Matsco/GBC All Other
$49.2
$42.2
$59.3
$44.3
($ in millions)
$53.4
$88.6
$73.1

37 Strong Financial Indicators Strong Financial Indicators

Capital Strength
Capital Strength
13.5%
12.3%
10.2%
7.1%
Q3 2005
14.3% 14.1% 10.0% Total Risk-Based Capital
13.0% 12.9% 6.0% Tier 1 Risk-Based Capital
10.7% 10.0% 5.0%
Leverage Ratio
7.7% 7.1% n/a
Tang.Equity/Tang. Assets (1)
2004 2003
Regulatory Well-
Capitalized Standard
_____   Capital Ratios___  _  __
(1) Common equity plus preferred stock less intangible assets divided by tangible assets.

4.36%
4.36%
4.20%
4.52%
4.86%
5.56%
5.29%
4.45%
4.29%
6.75%
5.25%
4.00%
4.25%
5.00%
9.50%
8.50%
5.75%
6.00%
2%
4%
6%
8%
10%
12/99 12/00 12/01 12/02 12/03 12/04 03/05 06/05 09/05
GBBK's Avg. Margin Prime Rate
Net Interest Margin Levels
Net Interest Margin Levels

Interest Rate Risk Profile
Interest Rate Risk Profile
Greater Bay is fundamentally neutral with current slight bias to net asset-sensitive position.
Balance sheet actively managed to sustain slightly net asset sensitive position
– $1.9 billion of indexed loans that adjust with market rate movements.
– Restrained upward deposit pricing.
– Wholesale financing duration extensions.
Investment portfolio continues to be managed for minimal
credit and controlled extension risk.

Recent Developments
Recent Developments
Insurance Brokerage Contingent Commissions
– Greater Bay engaged outside counsel in late 2004 to review
ABD’s overall business practices in specific areas of
concern.
• No evidence found of improper marketing activities.
• No systemic compliance related issues identified.
– ABD has received and is fully cooperating with requests from various state insurance commissioners as well as a
subpoena from the N.Y. Attorney General’s Office requesting
information about contingent commissions and marketing
practices.
• We believe this to be a part of an industry wide review of such practices.

Recent Developments
Recent Developments
Charter consolidation process.
– Completed on target in Q3 2005.
– Minimal client impact – seamless transition to date.
– Adoption of common deposit product set underway to reduce
funding costs and strengthen controls .
IRS Notice of Proposed Adjustment (NOPA).
– Received in November 2004 – challenged deductibility of
merger-related expenses of $34 million taken in 2000 and
2001.
– NOPA resolved with IRS during Q3 2005; disallowed
deductions reduced to $1.5 million.
– No tax expense related to this matter required.

43 Quality Management Quality Management

Experienced and Committed
Experienced and Committed
Management Team
Management Team
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
Co-Founder – ABD Insurance Frederick J. de Grosz Insurance Brokerage
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Wells Fargo Colleen M. Anderson Community Banking
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of America,
EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

45 Focus on the Future Focus on the Future

Key Objectives
Key Objectives
Restore and drive top-line revenue growth.
– Quality loan and deposit growth in target product types
and client profiles.
– Acceleration of insurance and other fee revenue
sources.
– Redoubled focus on pricing disciplines.
Achieve and sustain increased cost efficiency.
– Rationalize responsibilities and structures.
– Realize growth without added recurring cost.

Key Objectives
Key Objectives
Pursue expansion of all existing business lines.
Be regarded as “best of breed” in all control endeavors.
– Regulatory, compliance, accounting, SOX, and
enterprise-wide risk management.
– Portfolio concentration and credit quality.
– Interest-rate risk management.
Be an active force for positive change in the communities
that we serve.

Outlook for 2005
Outlook for 2005
Our full year guidance for 2005 is as follows:
Core Loan Growth
– based on the current forecast of moderate economic
growth in our primary market area, we anticipate core loan portfolio growth to be flat or in the low single digits.
Core Deposit Growth
– we anticipate core deposit growth to be flat or in the low single digits, and intend to adjust our use of institutional time deposits and other non-relationship funding sources to meet funding needs not satisfied by core deposit and capital funding sources.
Credit Quality
– based on our continued aggressive credit risk management and the current economic outlook, we anticipate net charge-offs from 30 basis points to 40 basis points of average loans outstanding.
Net Interest Margin
–
based on the Company ’s anticipated core loan and
deposit growth and its slightly asset sensitive interest rate risk position, we expect the margin to fluctuate in the 4.30% to 4.40% range.

49 Focus on Shareholder Value Focus on Shareholder Value

GBBK Share Price Performance
GBBK Share Price Performance
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
11/27/1996 1997 1998 1999 2000 2001 2002 2003 2004 Q1 2005 Q2 2005 Q3 2006
GBBK S&P Bank Index S&P 500 Nasdaq Bank Index